UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 2, 2006

Sterling Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania		17601-4133
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-581-6030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 1, 2006, Sterling Financial Corporation announced that Thomas J. Sposito II had assumed the role of Chief Banking Officer, replacing Thomas P. Dautrich. The announcement of Mr. Dautrich's pending retirement from this position was announced in February 2006. Craig Kauffman was named to replace Mr. Sposito as President of Pennsylvania State Bank. Also, as part of a new senior management organizational structure announced in February 2006, effective May 1, 2006, J. Bradley Scovill assumed the role of Chief Revenue Officer, a newly created position, and Beverly Wise Hill assumed the role of Group Executive - Financial Services Group, vacated by Mr. Scovill.

Item 7.01 Regulation FD Disclosure.

On May 2, 2006, Sterling Financial Corporation held its Annual Meeting of Shareholders at 9:00 a.m. at the Lancaster Host Resort & Conference Center in Lancaster, PA. The following proposals were presented and voted upon at the Annual Meeting:

*Election of four Class of 2009 Directors for a three year term;
*Approval of a 2006 Equity Compensation Plan; and
*Ratification of the appointment of Ernst & Young LLP as the Corporation's independent auditors for fiscal year 2006.

The shareholders elected the following four Class of 2009 Directors:

Michael A. Carenzo
FOR 21,382,863
WITHHELD 650,938

Anthony D. Chivinski
FOR 21,629,468
WITHHELD 404,333

J. Roger Moyer, Jr.
FOR 19,915,453
WITHHELD 2,118,348

W. Garth Sprecher
FOR 21,164,214
WITHHELD 869,586

The following Directors' term of office continues after the Annual Meeting:
Dr. Richard H. Albright, Jr.
Bertram F. Elsner
Howard E. Groff, Jr.
Joan R. Henderson
Terrence L. Hormel
David E. Hosler
William E. Miller, Jr.
John E. Stefan
Glenn R. Walz

The shareholders approved the 2006 Equity Compensation Plan as follows:
FOR 17,714,115
AGAINST 776,997
ABSTAIN 227,958
BROKER NON-VOTE 3,314,731

The Plan was adopted by the Corporation's Board of Directors on January 24, 2006, subject to shareholder approval at the Annual Meeting. The material terms of the Plan are summarized in the definitive proxy statement for the Corporation's 2006 Annual Meeting of Shareholders and a copy of the Plan was included as Appendix A to the definitive proxy statement which was filed with the SEC on March 29, 2006. All of the officers and employees of the Corporation and its subsidiaries are eligible for grants under the Plan.

The shareholders ratified the appointment of Ernst & Young LLP as the Corporation's independent auditors for fiscal year 2006 as follows:
FOR 21,630,756
AGAINST 241,003
ABSTAIN 162,039
BROKER NON-VOTE 0

The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Financial Corporation

May 5, 2006	By:	Jean Svoboda

Name: Jean Svoboda
Title: General Counsel, Corporate Secretary